Other equity instruments and own shares	12 Months Ended
Dec. 31, 2020
Other equity instruments and own shares
Other equity instruments and own shares	Other equity instruments and own shares
a) Equity instruments issued not capital and other equity instruments
Other equity instruments includes the equity component of compound financial instruments, the increase in equity due to personnel remuneration, and other items not recognised in other “Shareholders’ equity” items.
On 8 September 2017, Banco Santander, S.A. issued contingent redeemable perpetual bonds (the fidelity bonds) amounting to EUR 981 million nominal value -EUR 686 million fair value. On 31 December 2020 amounted to EUR 627 million.
Additionally, at 31 December 2020 the Group had other equity instruments amounting to EUR 163 million.
b) Own shares
'Shareholders’ equity - Own shares' includes the amount of own equity instruments held by all the Group entities.
Transactions involving own equity instruments, including their issuance and cancellation, are recognised directly in equity, and no profit or loss may be recognised on these transactions. The costs of any transaction involving own equity instruments are deducted directly from equity, net of any related tax effect.
The Bank’s shares owned by the consolidated companies accounted for 0.164% of issued share capital at 31 December 2020 ( 0.051% and 0.075% at 31 December 2019 and 2018, respectively).
The average purchase price of the Bank’s shares in 2020 was EUR 2.51 per share and the average selling price was EUR 2.56 per share.
The effect on equity, net of tax, arising from the purchase and sale of Bank shares is of EUR 1 million profit in 2020 (EUR 6 million loss and EUR 0 million profit in 2019 and 2018, respectively).